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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K/A

                        CURRENT REPORT (AMENDMENT NO. 1)

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           February 17, 1997




                            FORTE COMPUTER EASY, INC.
             (Exact name of registrant as specified in its charter)



            Utah                                      0-25634                               87-0365268
(State or other jurisdiction                        (Commission                           (IRS Employer
      of incorporation)                             File Number)                          Identification No.)

1350 Albert Street, Youngstown, Ohio                                                          44505
(Address of principal executive offices)                                                   (Zip Code)




Registrant's telephone number, including area code            (330) 746-3311




                                 Not applicable.
         (Former name or former address, if changed since last report.)
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ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               On February 17, 1997, Semple & Cooper, P.L.C. ("Semple & Cooper") resigned as the principal accountant of Forte Computer Easy, Inc. (the "Company"). Semple & Cooper's reports on the Company's financial statements for the past two years contained no adverse opinion and no disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. The Company's decision to change accountants from Semple & Cooper to BDO Seidman LLP was approved by the Company's Board of Directors.

               In the Company's two most recent fiscal years and the subsequent interim period preceding the resignation of Semple & Cooper, there were no disagreements with Semple & Cooper on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Semple & Cooper, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

               The Company has requested Semple & Cooper to furnish the Company with a letter addressed to the Securities and Exchange Commission pursuant to
Item 304(a)(3) of Regulation S-K. The Semple & Cooper letter is attached hereto as Exhibit 1.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

Exhibit
Number       Description
------       -----------
  1          Semple & Cooper letter filed herewith


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FORTE COMPUTER EASY, INC.



Date: February 26, 1997                         By  /s/ Frank J. Amedia
                                                   --------------------
                                                    Frank J. Amedia
                                                    President